PROSPECTUS

April 12, 2012

Institutional Class – MFVIX

Retail Class – MFVRX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The investment objective of the Martin Focused Value Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses[1]	1.23%	1.38%

Total Annual Fund Operating Expenses	2.13%	2.53%
Fee Waiver/Expense Reimbursement[2]	(1.13)%	(1.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.00%	1.40%

1.	Because the Fund is new, these expenses are based on estimated amounts for the current fiscal year.

2.

The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses through June 30, 2015 so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; Retail Class 12b-1 and administrative services fees and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the adviser’s agreement to waive fees and/or reimburse expenses for three years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Institutional Class	$105	$328
Retail Class	$147	$457

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve long-term growth of capital by investing in companies that are undervalued as determined by Martin Capital Management, LLC, the Fund’s Adviser. When selecting equity securities for the Fund’s portfolio, the Adviser focuses on three critical variables that it believes drive the long-term performance of a company’s stock:

•	quality of the business;

•	quality of the management running the business; and

•	price of the stock.

For each stock reviewed by the Adviser, the Adviser assigns a grade to each variable to determine whether or not to purchase the stock. When grading the quality of a company’s business, the Adviser rates highly those companies that have a competitive advantage or durable brand, high profit margins and returns on capital, sustainable results and/or low-cost operations, compared to other companies in comparable industries. When grading the quality of a company’s management, the Adviser ranks highly those companies run by management executives who appear to be responsible stewards of the company, based on management’s record and reputation for honesty and ethical dealing. Quantitative measures also are considered, including management’s ownership of the company’s shares, and whether management’s history of acquisitions reflects a practice of acquiring good businesses at bargain prices that result in high returns on capital. When grading the price of the stock, the Adviser determines whether it classifies the stock as over- or under-priced. In this process, the Adviser reviews various factors that assist it in placing a value on the business. In addition to the factors described above, the Adviser reviews financial data in order to estimate future cash flows. The Adviser also applies various valuation metrics, such as price to earnings, price to sales, and price to book ratios. The Adviser believes that undervalued companies offer the best growth prospects and the least business risk generally.

The Adviser adheres to its disciplined research process and seeks to take advantage of securities when they are clearly “on sale.” If the Adviser believes a company’s stock is underpriced, it views the stock as “on sale.” When estimating a company’s intrinsic value, the Adviser reviews economic and financial factors, including the overall economy, industry conditions and the financial condition and management of the company itself, to determine if the company is underpriced (indicating it might be a good time to buy) or overpriced (indicating it might be a good time to sell). If the Adviser determines that a company’s stock is over-priced, the Fund will not purchase it even if the company and its management are graded highly by the Adviser. If there are no compelling bargains in the securities markets, the Fund may have a substantial portion of its assets in cash or cash equivalents.

The Fund actively seeks to preserve capital during market downturns. As a result, the Fund may sell portfolio companies and hold a substantial portion of its assets in cash or cash equivalents during market downturns. Cash equivalents include money market funds, investment grade short-term money market instruments including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. When maintaining a substantial defensive position, the Fund may not achieve its investment objective of long-term growth of capital.

The Fund intends to focus its investments in its best ideas. As a result, the Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared with diversified funds.

The Fund invests primarily in equity securities of U.S. and foreign companies of any market capitalization, including small- and mid-cap companies. Equity securities in which the Fund may invest include common stocks, as well as securities convertible into common stocks and preferred stocks. The Fund typically invests in foreign companies through American Depositary Receipts or Global Depositary Receipts (“ADRs” and “GDRs”), which represent shares of a foreign company traded on a local exchange in the local currency. On a limited basis, the Fund may use derivative instruments in an effort to manage risk or generate returns. For example, the Fund may purchase put options on an equity index in an effort to profit from anticipated down periods in capital markets.

The Fund may purchase fixed income securities of any maturity if the Adviser deems the risk/reward trade-off to be compelling. For example, from time to time market dislocations provide opportunities to buy debt securities that sell at a discount to par. In such cases, the Fund may purchase debt that is senior to a company’s equity, which offers capital appreciation potential similar to more junior securities. The Adviser seeks bonds that are mispriced and likely to return to par over the long-term, which offer favorable current yield and the potential for future capital gains. Fixed income securities in which the Fund may invest include corporate debt, municipal securities, and securities issued by the U.S. Government and its agencies. The Fund will not invest more than 5% of assets in high yield/high risk fixed income securities rated below investment grade, typically known as “junk bonds.”

The Fund typically will sell securities of a portfolio company when the trading price of the company’s stock exceeds the Adviser’s estimate of the company’s fundamental value, if there are other companies that the Adviser believes offer better value, and/or if there has been an adverse change in a company’s business or management.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

•

Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of companies. The poor performance of an individual security in the Fund’s portfolio will have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

•

Small and Mid-Cap Risk. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger companies.

•

Foreign Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•	New Fund Risk. Although the Adviser has been managing private accounts on a discretionary basis using a value-oriented approach for many years, this is the first mutual fund managed by the Adviser.

•

Fixed Income Risks. The value of fixed income securities may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most fixed income securities decreases. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities. It is possible that an issuer of a debt security will become unable to meet its obligations.

•

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•

Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Municipal securities are also subject to payment and liquidity risk.

•

High Yield, High Risk Securities. The Fund would be subject to greater levels of interest rate and credit as a result of investing in high yield securities than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Derivatives Risk. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund. Options in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

•

Investment Company Securities Risk. When the Fund invests in another investment company (such as money market funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments of, or risks taken by, any underlying fund in which it invests.

Performance

The Fund recently commenced operations, and has no performance history. After completion of a full calendar year of operations, the Fund will present its performance history and compare its performance to the performance of the S&P 500 Index. The Fund will provide a brief explanation of information showing how its average annual returns over various periods compare with those of the Index. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Performance data current to the most recent month end may be obtained by calling (855) 367-6383 or accessed on the Fund’s website at www.martinfocusedvaluefund.com.

Portfolio Management

Investment Adviser – Martin Capital Management, LLC

Portfolio Manager – Frank K. Martin, Chief Executive Officer, Chief Investment Officer and managing member of the Adviser since 1987, has served as the sole portfolio manager of the Fund since its inception in April 2012.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$100,000 for Institutional Class shares $2,500 for Retail Class shares	By Mail:	Martin Focused Value Fund c/o: Huntington Asset Services, Inc. P.O. Box 6110
Minimum Subsequent Investments		Indianapolis, IN 46206
$1,000 for Institutional Class shares	By Phone:	(855) 367-6383
$100 for Retail Class shares

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S

INVESTMENT STRATEGIES

Principal Investment Strategies

The Fund seeks to achieve long-term growth of capital by investing in companies that are undervalued as determined by Martin Capital Management, LLC, the Fund’s Adviser. When selecting equity securities for the Fund’s portfolio, the Adviser focuses on three critical variables that it believes drive the long-term performance of a company’s stock:

•	quality of the business;

•	quality of the management running the business; and

•	price of the stock.

For each stock reviewed by the Adviser, the Adviser assigns a grade to each variable to determine whether or not to purchase the stock. When grading the quality of a company’s business, the Adviser rates highly those companies that have a competitive advantage or durable brand, high profit margins and returns on capital, sustainable results and/or low-cost operations, compared to other companies in comparable industries. When grading the quality of a company’s management, the Adviser ranks highly those companies run by management executives who appear to be responsible stewards of the company, based on management’s record and reputation for honesty and ethical dealing. Quantitative measures also are considered, including management’s ownership of the company’s shares, and whether management’s history of acquisitions reflects a practice of acquiring good businesses at bargain prices that result in high returns on capital. When grading the price of the stock, the Adviser determines whether it classifies the stock as over- or under-priced. In this process, the Adviser reviews various factors that assist it in placing a value on the business. In addition to the factors described above, the Adviser reviews financial data in order to estimate future cash flows. The Adviser also applies various valuation metrics, such as price to earnings, price to sales, and price to book ratios. The Adviser believes that undervalued companies offer the best growth prospects and the least business risk generally.

The Adviser adheres to its disciplined research process and seeks to take advantage of securities when they are clearly “on sale.” If the Adviser believes a company’s stock is underpriced, it views the stock as “on sale.” When estimating a company’s intrinsic value, the Adviser reviews economic and financial factors, including the overall economy, industry conditions and the financial condition and management of the company itself, to determine if the company is underpriced (indicating it might be a good time to buy) or overpriced (indicating it might be a good time to sell). If the Adviser determines that a company’s stock is over-priced the Fund will not purchase it even if the company and its management are graded highly by the Adviser. If there are no compelling bargains in the securities markets, the Fund may have a substantial portion of its assets in cash or cash equivalents.

The Fund intends to focus its investments in its best ideas. As a result, the Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular company compared with diversified funds.

The Fund actively seeks to preserve capital during market downturns. As a result, the Fund may sell portfolio companies and hold a substantial portion of its assets in cash or cash equivalents. Cash equivalents include money market funds, investment grade short-term money market instruments including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. When maintaining a substantial defensive position, the Fund may not achieve its investment objective of long-term growth of capital.

The Fund invests primarily in equity securities of U.S. and foreign companies of any market capitalization, including small- and mid-cap companies. Equity securities in which the Fund may invest include common stocks, as well as securities convertible into common stocks and preferred stocks. The Fund typically invests in foreign companies through American Depositary Receipts or Global Depositary Receipts (“ADRs” and “GDRs”), which represent shares of a foreign company traded on a local exchange in the local currency. On a limited basis, the Fund may use derivative instruments in an effort to manage risk or generate returns. For example, the Fund may purchase put options on an equity index in an effort to profit from anticipated down periods in capital markets.

The Fund may purchase fixed income securities of any maturity if the Adviser deems the risk/reward trade-off to be compelling. For example, from time to time market dislocations provide opportunities to buy debt securities that sell at a discount to par. In such cases, the Fund may purchase debt that is senior to a company’s equity, which offers capital appreciation potential similar to more junior securities. The Adviser seeks bonds that are mispriced and likely to return to par over the long-term, which offer favorable current yield and the potential for future capital gains. Fixed income securities in which the Fund may invest include corporate debt, municipal securities, and securities issued by the U.S. Government and its agencies. The Fund will not invest more than 5% of assets in high yield/high risk fixed income securities rated below investment grade, typically known as “junk bonds.”

The Fund typically will sell securities of a portfolio company when the trading price of the company’s stock exceeds the Adviser’s estimate of the company’s fundamental value, if there are other companies that the Adviser believes offer better value, and/or if there has been an adverse change in a company’s business or management.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

•

Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of companies. The poor performance of an individual security in the Fund’s portfolio will have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

•

Small and Mid-Cap Risk. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger companies.

•

Foreign Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•	New Fund Risk. Although the Adviser has been managing private accounts on a discretionary basis using a value-oriented approach for many years, this is the first mutual fund managed by the Adviser.

•

Fixed Income Risks. The value of fixed income securities may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most fixed income securities decreases. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities. It is possible that an issuer of a debt security will become unable to meet its obligations.

•

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•

Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Municipal securities are also subject to payment and liquidity risk.

•

High Yield, High Risk Securities. The Fund would be subject to greater levels of interest rate and credit as a result of investing in high yield securities than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Derivatives Risk. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund. Options in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

•

Investment Company Securities Risk. When the Fund invests in another investment company (such as money market funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments of, or risks taken by, any underlying fund in which it invests.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term growth of capital

•	Investors willing to accept price fluctuations in their investments

General

The investment objective of the Fund may be changed without shareholder approval upon 60 days advance notice to shareholders. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How To Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day on which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares. The Fund currently offers Institutional Class and Retail Class shares.

Institutional Class. Institutional Class shares are subject to a higher minimum initial investment of $100,000, and minimum subsequent investments are $1,000. Institutional Class shares do not pay any Rule 12b-1 or administrative services fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

Retail Class. Retail Class shares require an initial minimum investment of $2,500 and minimum subsequent investments of $100. Retail Class shares charge a 0.25% 12b-1 fee and a 0.15% Administrative Services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into an agreement with the Fund’s distributor.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Retail Class shares will have ongoing 12b-1 and administrative services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Adviser may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – Your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to Martin Focused Value Fund;

•	an indication of whether Institutional Class or Retail Class shares are to be purchased.

Mail the application and check to:

U.S. Mail:	Overnight:
Martin Focused Value Fund	Martin Focused Value Fund
c/o Huntington Asset Services, Inc.	c/o Huntington Asset Services, Inc.
P.O. Box 6110	2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (855) 367-6383 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name

•	the name on your account(s)

•	your account number(s)

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (855) 367-6383 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (855) 367-6383 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. The Adviser has chosen to pay the custodial fees for IRAs. However, the Fund reserves the right to charge shareholders for this service in the future.

Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) for its Retail Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Retail Class shares to the Fund’s Adviser or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Retail Class shares or servicing Retail Class shareholders, including sales and marketing expenses. Because these fees are an ongoing expense, over time they reduce the net investment results of Retail Class shares and may cost you more than paying other types of sales charges.

Administrative Services Plan

The Fund has adopted a Retail Class Administrative Services Plan, under which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Retail Class shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the Retail Class’ assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not receive payment for your redeemed shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sale orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How To Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Martin Focused Value Fund	Martin Focused Value Fund
c/o Huntington Asset Services, Inc.	c/o Huntington Asset Services, Inc.
P.O. Box 6110	2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (855) 367-6383 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (855) 367-6383. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. To discourage short-term traders and/or market timers from investing in the Fund, a 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders. The Fund’s administrator performs automated monitoring of short-term trading activity, if any, in the Fund’s shares. Any instance of suspected short-term trading is investigated by the Administrator’s compliance department. If such trades were deemed to be a violation of the Fund’s short-term trading policy, then the Fund’s adviser would be notified and action taken, such as suspending future purchases by the short-term trader. The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (855) 367-6383. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $100,000 for the Institutional Class or $2,500 for the Retail Class or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”) for the applicable class. The NAV of each class of shares is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the total assets of the class (including interest and dividends accrued but not yet received) minus the liabilities of that class (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. If the Fund invests in foreign securities that trade primarily on a foreign exchange, the net asset value of that Fund’s shares may change on a day when you will not be able to purchase or redeem shares because the NYSE is closed for business.

If market quotations are not readily available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser according to procedures established by the Board of Trustees. Fair valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year, and may make additional distributions as it deems desirable at any other time during a particular year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers.
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally, maximum 15% rate on non-corporate taxpayers.*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers.*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

*	For gains realized before December 31, 2012.

Effective through December 31, 2012, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service ("IRS") 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. As of January 1, 2012, federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT

MANAGEMENT OF THE FUND

Adviser

Martin Capital Management, LLC, 300 NIBCO Parkway, Suite 301, Elkhart, IN 46516, serves as the investment adviser to the Fund. The Adviser was founded in 1987 by Mr. Frank K. Martin. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes proxies solicited by portfolio companies. The Adviser provides investment advisory services for individuals, corporations, charitable organizations and retirement plans. As of December 31, 2011, the Adviser managed approximately $190 million in private accounts using the same focused value strategy that it uses to manage the Fund. The Adviser is controlled by Frank K. Martin, Chief Executive Officer, Chief Investment Officer and managing member of the Adviser.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.90% of the Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; 12b-1 fees and administrative services fees (Retail Class only) and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets. The contractual agreement is in effect through June 30, 2015. Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

The Adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s initial semi-annual report for the period ending August 31, 2012 will contain a discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement.

Portfolio Manager

Frank K. Martin, CFA, is solely responsible for managing the Fund’s investments. Mr. Martin has 45 years of investment industry experience. He founded McDonald Capital Management in 1987, which later changed its name to Martin Capital Management. He currently serves as Chief Executive Officer, Chief Investment Officer and managing member of the Adviser. Mr. Martin graduated from Northwestern University in 1964 with a major in investment management. He earned an MBA, with honors, from Indiana University at Sound Bend in 1978. Mr. Martin is currently a member of the boards of the Elkhart General Hospital Foundation, Fourth Freedom Forum, Sauder Stewardship Foundation, Inc., Western Reserve Partners LLC, and the Frank Martin Family Foundation. He is founder and chairman of the board of DreamsWork, a mentoring and scholarship program for inner-city children, and he is the author of three books.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation for serving as portfolio manager, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

Because the Fund recently commenced operations, there are no financial highlights available at this time.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (855) 367-6383. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual reports will also be made available, free of charge, at the Fund’s web site at www.martinfocusedvaluefund.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://sec.govhttp://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237